                     AMENDED AND RESTATED LICENSE AGREEMENT

                                     between

                   THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

                                       and

                               CANDELA CORPORATION

                                       for

                   Dynamic Skin Cooling Method and Apparatus .

                             U.C. Case No. 93-364-1

                                          TABLE OF CONTENTS

Article No./Title                                                                                               Page
-----------------                                                                                               ----

RECITALS..........................................................................................................3
1.   DEFINITIONS..................................................................................................4
2.   LIFE OF PATENT EXCLUSIVE GRANT...............................................................................6
3.   ROYALTIES....................................................................................................7
4.   DUE DILIGENCE................................................................................................9
5.   PROGRESS AND ROYALTY REPORTS................................................................................10
6.   BOOKS AND RECORDS...........................................................................................11
7.   LIFE OF THE AGREEMENT.......................................................................................12
8.   TERMINATION BY THE REGENTS..................................................................................13
9.   TERMINATION BY LICENSEE.....................................................................................13
10.  DISPUTE RESOLUTION..........................................................................................13
11.  DISPOSITION OF PATENT PRODUCTS ON HAND UPON TERMINATION.....................................................14
12.  USE OF NAMES AND TRADEMARKS.................................................................................14
13.  LIMITED WARRANTY............................................................................................14
14.  PATENT PROSECUTION AND MAINTENANCE..........................................................................15
15.  PATENT MARKING..............................................................................................17
16.  PATENT INFRINGEMENT.........................................................................................17
17.  INDEMNIFICATION.............................................................................................18
18.  NOTICES.....................................................................................................19
19.  ASSIGNABILITY...............................................................................................20
20.  LATE PAYMENTS...............................................................................................20
21.  WAIVER......................................................................................................21
22.  FAILURE TO PERFORM..........................................................................................21
23.  FOREIGN GOVERNMENT APPROVAL OR REGISTRATION.................................................................21
24.  EXPORT CONTROL LAWS.........................................................................................21
25.  FORCE MAJEURE...............................................................................................21
26.  CONFIDENTIALITY.............................................................................................21
26A. NONDISPARAGEMENT............................................................................................22
27.  MISCELLANEOUS...............................................................................................23


                                       2


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                     AMENDED AND RESTATED LICENSE AGREEMENT

                                       for

                    DYNAMIC SKIN COOLING METHOD AND APPARATUS

         THIS LICENSE AGREEMENT (the Agreement) is effective this 11th day of August, 2000, by and between The Regents of the University of California (The Regents), a California corporation, having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607 and Candela Corporation (Licensee), a Delaware corporation, having a principal place of business at 530 Boston Post Road, Wayland, MA 01778-1886.

                                    RECITALS

         WHEREAS, certain inventions, characterized as "Method and Apparatus for the Dynamic Cooling of Biological Tissue Treated via Thermal Mediated Surgery" (Invention), were made at the University of California, Irvine, by Drs. J. Stuart Nelson, Thomas E. Milner, and Lars O. Svaasand, and are claimed in Regents' Patent Rights defined below;

         WHEREAS, the Invention was made under funding provided in part by the U.S. Department of Health and Human Services (DHHS);

         WHEREAS, under 35 USC Sections 200-212, The Regents may elect to retain title to any invention (including the Invention) made by it under U.S. Government funding;

         WHEREAS, if The Regents elects to retain title to the Invention, then the law requires that The Regents grant to the U.S. Government a nontransferable, paid-up, nonexclusive, irrevocable license to use the Invention by or on behalf of the U.S. Government throughout the world;

         WHEREAS, The Regents elected on August 24, 1994, to retain title to the Invention and granted the required licenses to the U.S. Government;

         WHEREAS, both parties recognize that royalties due under this Agreement will be paid on pending patent applications and issued patents;

         WHEREAS, Licensee requested certain rights from The Regents to commercialize the Invention; and

         WHEREAS, The Regents responded to the Licensee's requests by granting the following rights to Licensee so that the products and other benefits derived from the Invention can be enjoyed by the general public;

         WHEREAS, the parties previously entered into an agreement titled "Exclusive License Agreement between The Regents of the University of California and Candela Laser Corporation



                                       3


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

for Dynamic Skin Cooling Method and Apparatus," effective as of December 19, 1994 and Amended as of September 30, 1998 granting certain rights to the Invention to Licensee; and

         WHEREAS, disputes have arisen between the parties concerning their rights and obligations under the prior license agreement, resulting in a lawsuit in the District of Massachusetts and an arbitration; and

         WHEREAS, the Licensee and The Regents desire to resolve the lawsuit pending in the District of Massachusetts, CANDELA CORPORATION V. THE REGENTS OF THE UNIVERSITY OF CALIFORNIA (Civil Case No. 99CV12609) and the arbitration, CANDELA CORPORATION AND THE REGENTS OF THE UNIVERSITY OF CALIFORNIA (AAA Case No. 74 133 01293 99), currently pending between them; and

         WHEREAS, the parties have resolved all disputes between them and wish to enter into this Agreement;

         The parties agree as follows:

                                 1. DEFINITIONS

         As used in this Agreement, the following terms shall have the meaning set forth below:

         1.1 "Regents' Patent Rights" means all U.S. patents and patent applications and foreign patents and patent applications assigned to The Regents, including any reissues, extensions, substitutions, continuations, divisions and continuations-in-part (only to the extent, however, that claims in any continuations-in-part not listed below are entitled to the priority filing date of any of the below listed patents and patent applications) based on and including any subject matter claimed in or covered in U.S. Patent Application Serial Number 08/222,976 entitled "Apparatus and Method for Dynamic Cooling of Biological Tissues for Thermal Mediated Surgery" now abandoned; filed April 5, 1994; and assigned to The Regents. As of the effective date of this Agreement, the Regent's Patent Rights include the following patents and patent applications:

    UC Case No.                   PTO Serial No.                          Patent No. &- Status
---------------------------------------------------------------------------------------------------------
93-364-1            08/222976                                   Abandoned
---------------------------------------------------------------------------------------------------------
93-364-2            08/441930                                   5,814,040 issued 09/29/98
---------------------------------------------------------------------------------------------------------
93-364-2            German App. No. (filed directly)            German National Patent Issued
                    19512481.2-35 Based on 08/222976
---------------------------------------------------------------------------------------------------------
93-364-2            Japanese (filed directly) 7101676           Pending
                    Based on 08/222976
---------------------------------------------------------------------------------------------------------
93-364-3            08/870467                                   5,979,454 issued 11/09/99
---------------------------------------------------------------------------------------------------------
93-364-3            PCT/US98/10730                              Pending
---------------------------------------------------------------------------------------------------------
93-364-3            German App. No. 19512481.2-35               Pending
---------------------------------------------------------------------------------------------------------
93-364-3            Japanese App. No. 11-502540                 Pending
---------------------------------------------------------------------------------------------------------
93-364-4            08/963531                                   6,171,301 B1 issued 01/09/01
---------------------------------------------------------------------------------------------------------
93-364-5            PCT/US00/14955                              Pending
---------------------------------------------------------------------------------------------------------
93-364-5            09/322311                                   Allowed, waiting for issuance
---------------------------------------------------------------------------------------------------------


                                       4


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         1.2 "Patent Products" means any kit, composition of matter, material, or product whose manufacture, use, or sale in a particular country would infringe, but for the license granted to Licensee pursuant to this Agreement, an unexpired Claim of a patent or pending claim of a patent application under Regents' Patent Rights in that country in which such patent has issued or application is pending; any kit, composition of matter, material, or product to be used in a manner requiring the performance of the Patent Method; or any kit, composition of matter, material, or product produced by the Patent Method. This definition of Patent Products also includes a service either used by Licensee or provided by Licensee to its customers when such service requires the practice of the Patent Method. Dynamic Cooling Device (or DCD) means a cooling device for use with a laser system, the combination of which utilizes the Regents' Patent Rights. DCDs, whether sold as (i) an accessory or upgrade product to a laser system or (ii) integrated with a laser system as one product, are Patent Products.

         1.3 "Gross Revenue" means all revenue, receipts, and monies or other forms of consideration actually received by The Regents from any third-party Further Licenses granted by The Regents.

         1.4 "Patent Method" means any process or method the use or practice of which would constitute in a particular country, but for the license granted to Licensee pursuant to this Agreement, an infringement of an unexpired claim of patent or pending claim of a patent application within Regents' Patent Rights in that country in which the Patent Method is used or practiced.

         1.5 "Affiliate(s)" of Licensee means any entity which, directly or indirectly, controls Licensee, is controlled by Licensee, or is under common control with Licensee ("control" for these purposes being defined as the actual, present capacity to elect a majority of the directors of such affiliate, or if not, the capacity to elect the members that control fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors) provided, however, that in any country where the local law shall not permit foreign equity participation of a majority, then an "Affiliate" shall include any company in which Licensee shall own or control, directly or indirectly, the maximum percentage of such outstanding stock or voting rights permitted by local law. Each reference to Licensee herein shall be meant to include its Affiliates.

         1.6 "Joint Venture" means any separate entity established pursuant to an agreement between a third party and Licensee to constitute a vehicle for a joint venture, in which the separate entity manufactures, uses, purchases, sells, or acquires Patent Products from Licensee. Each reference to Licensee herein shall be meant to include its Joint Venture(s).

         1.7 "Further Licenses" means any licenses under The Regents Patent Rights granted by The Regents to any third party pursuant to Sections 2.1 and 2.6.

         1.8 "Good Faith List Price" means the price at which Licensee, an Affiliate, or a Joint Venture offers for sale any Patent Product to independent third parties for cash or other forms of


                                       5


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

consideration without any discounts, rebates, or deductions of any kind. Good Faith List Price does not include the value of any extended warranty (any warranty providing coverage beyond the industry-standard one-year warranty) offered by Licensee to its customers so long as customers have the option of purchasing Patent Products from Licensee without an extended warranty. Where Licensee distributes Patent Products for end use to itself, and Affiliate, or a Joint Venture, then such distribution shall be considered the Good Faith List Price charged to independent third parties as described above and The Regents shall be entitled to collect a royalty on such distribution in accordance with
Article 3 (ROYALTIES).

                        2. LIFE OF PATENT EXCLUSIVE GRANT

         2.1 Subject to the limitations set forth in this Agreement, and subject to the license granted to the U.S. Government as set forth in the Recitals above, The Regents hereby grants to the Licensee a co-exclusive license (with New Star) to the Regents' Patent Rights, for the following fields of use: (i) for procedures that involve non-ablative laser skin rejuvenation including collagen formation, collagen remodeling, skin smoothing and wrinkle treatment,
(ii) for procedures that involve the treatment of facial and lower extremities telangiestasias and spider veins and (iii) for procedures using a long pulse [0.2 - 500 milliseconds] 1.06 UM Nd.YAG laser (collectively, the "Co-exclusive Fields of Use") and grants to the Licensee an exclusive license to the Regents' Patent Rights for the following fields of use: for procedures that involve (i) vascular skin lesions and (ii) laser hair removal (collectively, the "Exclusive Fields of Use"), to make, have made, use, sell, offer for sale, and import Patent Products and to practice the Patent Method. The Regents hereby grants to Licensee a non-exclusive license under The Regents' Patent Rights to make, have made, use, sell, offer for sale, and import Patent Products and to practice the Patent Method in any fields of use not covered by the Co-exclusive Fields of Use and the Exclusive Fields of Use. The Regents specifically retains all rights to grant Further Licenses to The Regents' Patent Rights to any party for fields of use not covered by the Co-Exclusive Fields of Use and the Exclusive Fields of Use.

         2.2 The licenses granted hereunder shall be subject to the overriding obligations to the U.S. Government including those set forth in 35 U.S.C. Sections 200-212 and applicable governmental implementing regulations.

         2.3 The manufacture of Patent Products and the practice of the Patent Method shall be subject to applicable government importation laws and regulations of a particular country on Patent Products made outside said particular country in which such Patent Products are used or sold.

         2.4 Because this Agreement grants the exclusive right, co-exclusive right, or nonexclusive right to use or sell the Patent Products in the United States within specified fields of use, Licensee agrees that any Patent Products embodying the Regents' Patent Rights or produced through the use thereof will be manufactured substantially in the United States.



                                       6


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         2.5 Nothing in this Agreement shall be deemed to limit The Regents' right to publish any and all technical data resulting from any research performed by The Regents relating to the Regents' Patent Rights and to make and use the Regents' Patent Rights, Patent Product(s), Patent Method(s) and associated technology solely for educational and research purposes and for purposes not covered by this Agreement.

         2.6 Any Further License executed by The Regents for The Regents' Patent Rights shall contain at least the following: (1) a license issue fee of [CONFIDENTIAL TREATMENT REQUESTED]* ; (2) a royalty rate of [CONFIDENTIAL TREATMENT REQUESTED]* ; and (3) a minimum annual royalty of [CONFIDENTIAL TREATMENT REQUESTED]* .

         To the extent applicable, such Further License shall include all of the rights of, and obligations due to, The Regents (and, if applicable, the United States government) that are contained in this Agreement, including but not limited to the following: (1) the third party shall provide progress and royalty reports to The Regents and the Licensee (Article 6); (2) the third party shall accurately maintain books and records, which The Regents and the Licensee shall retain the right to inspect (Article 7); (3) the third party shall comply with all applicable patent marking laws. In addition, the third party shall insure its activities and agree to indemnify The Regents and the Licensee (Article 17).

                                  3. ROYALTIES

         3.1 Effective July 1, 2000, as further consideration for all the rights and licenses granted to Licensee:

         (3.1a) Licensee will pay to The Regents a royalty rate of [CONFIDENTIAL TREATMENT REQUESTED]* on the Good Faith List Price of each DCD sold as an accessory or an upgrade to a laser system;

         (3.1b) Licensee shall pay to The Regents a royalty rate of [CONFIDENTIAL TREATMENT REQUESTED]* based on the Good Faith List Price of each laser system sold with an integrated DCD; and

         (3.1c) In the case of sales to resellers (e.g. distributors or original equipment manufacturers), [CONFIDENTIAL TREATMENT REQUESTED]* royalty in Paragraphs 3.1a and 3.1b shall be based on Licensee's price to its reseller.

         3.2 Upon closing and as a prepayment (in full) for the annual exclusivity fee, Licensee will pay by wire transfer to the Regents [CONFIDENTIAL TREATMENT REQUESTED]* . [CONFIDENTIAL TREATMENT REQUESTED]* of closing Licensee will deliver possession of, and title to, a Vbeam laser to the University of California.


                                       7


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         3.3 The Regents shall pay to Licensee [CONFIDENTIAL TREATMENT REQUESTED]* of Gross Revenue actually remitted to The Regents as a result of The Regents' Further Licensing of The Regents' Patent Rights. Where The Regents Further Licenses its Patent Rights, each Further Licensee shall make all royalty payments to The Regents on a [CONFIDENTIAL TREATMENT REQUESTED]* basis. The Regents shall then, [CONFIDENTIAL TREATMENT REQUESTED]* , remit the appropriate payment to the Licensee. In such cases, The Regents shall not be responsible or accountable for any Further Licensee's failure to make royalty payments.

         3.4 Paragraphs 1.1, 1.2, and 1.3 define Regents' Patent Rights, Patent Product and Patent Method so that royalties shall be payable on products and methods covered by both pending patent applications and issued patents. Earned royalties shall accrue in each country for the duration of Regents' Patent Rights in that country and shall be payable to The Regents when Patent Products are invoiced, or if not invoiced, when delivered to a third party or to itself, an Affiliate, or Joint Venture, in the case where such delivery of the Patent Products to Licensee, an Affiliate, or Joint Venture, is intended for end use.

         3.5 Royalties accruing to The Regents shall be paid to The Regents quarterly on or before the following dates of each calendar year:

                  February 28 for the calendar quarter ending December 31

                  May 31 for the calendar quarter ending March 31

                  August 31 for the calendar quarter ending June 30

                  November 30 for the calendar quarter ending September 30

Each such payment will be for royalties which accrued up to Licensee's most recently completed calendar quarter.

         3.6 Licensee shall pay a minimum annual royalty of [CONFIDENTIAL TREATMENT REQUESTED]* and thereafter for the life of this Agreement. This minimum annual royalty shall be paid to The Regents by February 28 of each year and shall be credited against the earned royalty due and owing for the calendar year in which the minimum payment was made.

         3.7 If Licensee fails to pay the minimum annual royalties according to the schedule set forth in Paragraph 3.5, then The Regents may give written notice of such default (Notice of Default) to Licensee. If Licensee should fail to repair such default [CONFIDENTIAL TREATMENT REQUESTED]* of the date of such notice takes effect, The Regents shall have the right to terminate this Agreement and the licenses herein by a second written notice (Notice of Termination) to Licensee. Subject to the provisions and restrictions of Section 10 governing


                                       8


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

dispute resolution, if a Notice of Termination is sent to the Licensee, this agreement shall automatically terminate on the date such notice takes effect.

         3.8 All monies due The Regents shall be payable in United States funds collectible at par in San Francisco, California. When Patent Products are sold for monies other than United States dollars, the earned royalties will first be determined in the foreign currency of the country in which such Patent Products were sold and then converted into equivalent United States funds. The exchange rate will be that rate quoted in the Wall Street Journal on the last business day of the reporting period.

         3.9 Earned royalties paid to The Regents on sales of Patent Products occurring in any country outside the United States shall not be reduced by any taxes, fees, or other charges imposed by the government of such country. Licensee shall also be responsible for all bank transfer charges.

         3.10 Notwithstanding the provisions of Article 25 (FORCE MAJEURE), if at anytime legal restrictions prevent prompt remittance of part or all royalties owed to The Regents by Licensee with respect to any country where a Patent Product is sold or distributed, Licensee shall convert the amount owed to The Regents into United States funds and shall pay The Regents directly from another source of funds for the amount impounded.

         3.11 In the event that any patent or any claim thereof included within The Regents' Patent Rights shall be held invalid in a final decision by a court of competent jurisdiction and last resort and from which no appeal has or can be taken, all obligation to pay royalties based on such patent or claim or any claim patentably indistinct therefrom shall cease as of the date of such final decision. Licensee shall not, however, be relieved from paying any royalties that accrued before such decision or that are based on another patent or claim that has not expired or that is not involved in such decision.

         3.12 No royalties shall be collected or paid hereunder to The Regents on Patent Products sold to the account of the U.S. Government. Licensee shall reduce the amount charged for Patent Products distributed to the United States Government by an amount equal to the royalty for such Patent Products otherwise due The Regents as provided herein.

                                4. DUE DILIGENCE

         4.1 Licensee, upon execution of this Agreement, shall diligently proceed with the development, manufacture and sale of Patent Products [CONFIDENTIAL TREATMENT REQUESTED]* after execution of this Agreement and [CONFIDENTIAL TREATMENT REQUESTED]* to meet the market demands therefor.

         4.2 Licensee shall be entitled to exercise prudent and reasonable business judgment in the manner in which it meets its due diligence obligations hereunder. In no case, however, shall


                                       9


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee be relieved of its obligations to meet the due diligence provisions of this Article 4 (DUE DILIGENCE).

         4.3 Licensee shall endeavor to obtain all necessary governmental approvals in each country for the manufacture, use and sale of Patent Products.

         4.4      If Licensee is unable to perform any of the following:

                  (4.4a) market such Patent Product in the United States [CONFIDENTIAL TREATMENT REQUESTED]* after approval to market such Patent Product is issued by the United States Food and Drug Administration; and

                  (4.4b) [CONFIDENTIAL TREATMENT REQUESTED]* for Patent Products [CONFIDENTIAL TREATMENT REQUESTED]* at any time during the exclusive period of this Agreement.

then The Regents shall have the right and option to terminate this Agreement or reduce Licensee's exclusive licenses to nonexclusive licenses in accordance with Paragraph 4.5 hereof. The exercise of this right and option by The Regents supersedes the rights granted in Article 2 (LIFE OF PATENT EXCLUSIVE GRANT).

         4.5 If the Licensee fails to meet the Due Diligence requirements set forth in Section 4.4, The Regents shall have the right to terminate this Agreement or reduce the Licensee's exclusive license to a non-exclusive license. To exercise this right, The Regents shall give the Licensee written notice of the default pursuant to Section 8.1. The Licensee thereafter shall have [CONFIDENTIAL TREATMENT REQUESTED]* to cure the deficiency. If The Regents has received written evidence that he deficiency has been cured before the end of the [CONFIDENTIAL TREATMENT REQUESTED]* , then The Regents shall provide the Licensee with written notice that the deficiency has been cured. If The Regents has not received written evidence that the deficiency has been cured by the end of the [CONFIDENTIAL TREATMENT REQUESTED]* , then the Regents may, subject to the provisions of Section 10, terminate this Agreement or reduce the Licensee's exclusive license to a non-exclusive license by giving written notice to the Licensee. Such notice shall be subject to Section 18 (Notices).

                         5. PROGRESS AND ROYALTY REPORTS

         5.1 Beginning February 28, 2001, and [CONFIDENTIAL TREATMENT REQUESTED]* thereafter, Licensee shall submit to The Regents a progress report covering Licensee's activities related to the development and testing of all Patent Products and the obtaining of the governmental approvals necessary for marketing. These progress reports shall be provided to The Regents to cover the progress of the research and development of the Patent Products until their first commercial sale in the United States.


                                       10


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         5.2 The progress reports submitted under Paragraph 5.1 shall include, but not be limited to, the following topics so that The Regents may be able to determine the progress of the development of Patent Products and may also be able to determine whether or not Licensee has met its diligence obligations set forth in Article 4 (DUE DILIGENCE) above:

              o    summary of work completed,

              o    key scientific discoveries,

              o    summary of work in progress,

              o    current schedule of anticipated events or milestones,

              o    market plans for introduction of Patent Products, and

              o a summary of resources (dollar value) spent in the reporting period.

         5.3 Licensee also agrees to report to The Regents in its immediately subsequent progress and royalty report the date of first commercial sale of a Patent Product(s) in each country.

         5.4 After the first commercial sale of a Patent Product, Licensee will provide The Regents with quarterly royalty reports to The Regents on or before each February 28, May 31, August 31 and November 30 of each year. Each such royalty report will cover Licensee's most recently completed calendar quarter (October through December, January through March, April through June , and July through September) and will show:

                  (5.4a) the Good Faith List Prices of Patent Products sold by Licensee during the most recently completed calendar quarter;

                  (5.4b) the number of Patent Products sold or distributed by Licensee;

                  (5.4c) the royalties, in U.S. dollars, payable hereunder with respect to all sales of Patent Products; and

                  (5.4d)   the exchange rates used, if any.

         5.5 If no sales of Patent Products have been made during any reporting period after the first commercial sale of a Patent Product, then a statement to this effect is required.

         5.6 On or before the dates set forth in Section 5.4, The Regents shall provide the Licensee with a quarterly report stating any royalties that The Regents has received from the Further Licensing of The Regents' Patent Rights. Each royalty report shall cover The Regents' most recently completed calendar quarter. This reporting obligation shall commence at the time The Regents enters into a Further Licensing agreement for The Regents' Patent Rights. Thereafter, if Further Licensing royalties are received by The Regents, respectively, a statement to this effect is required in lieu of a royalty report.


                                       11


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                              6. BOOKS AND RECORDS

         6.1 Licensee shall keep books and records accurately showing all Patent Products manufactured, used, and/or sold under the terns of this Agreement. Such books and records shall be preserved for [CONFIDENTIAL TREATMENT REQUESTED]* from the date of the royalty payment to which they pertain and shall be open to inspection by representatives or agents of The Regents at reasonable times.

         6.2 The fees and expenses of The Regents' representatives performing such an examination shall be borne by The Regents. However, if an error in royalties of more than [CONFIDENTIAL TREATMENT REQUESTED]* of the total royalties due for any year is discovered, then the fees and expenses of these representatives shall be borne by Licensee.

         6.3 The Regents shall keep books and records accurately reflecting all royalty payments actually received by The Regents pursuant to a Further License of The Regents' Patent Rights. Such books and records shall be preserved for [CONFIDENTIAL TREATMENT REQUESTED]* from the date of the royalty payment to which they pertain and shall be open to [CONFIDENTIAL TREATMENT REQUESTED]* inspection by an independent auditor hired by Licensee upon reasonable notice.

         6.4 The fees and expenses of independent auditor performing such an examination shall be borne by Licensee. However, if an error in royalties of more than [CONFIDENTIAL TREATMENT REQUESTED]* of the total royalties due pursuant to paragraph 3.1 for any year is discovered, then the fees and expenses of these representatives shall be borne by The Regents.

                            7. LIFE OF THE AGREEMENT

         7.1 Unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of this Agreement, this Agreement shall be in force from the effective date recited on page one and shall remain in effect for the life of the last-to-expire patent licensed under this Agreement, or until the last patent application licensed under this Agreement is abandoned.

         7.2 Any termination of this Agreement shall not affect the rights and obligations set forth in the following Articles:

                           Article 6        Books and Records
                           Article 10       Dispute Resolution
                           Article 11       Disposition of Patent Products on
                                            Hand Upon Termination
                           Article 12       Use of Names and Trademarks
                           Paragraph 14.6   Patent Prosecution and Maintenance
                           Article 17       Indemnification
                           Article 22       Failure to Perform
                           Article 26       Confidentiality


                                       12


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                         8. TERMINATION BY THE REGENTS

         8.1 If Licensee should violate or fail to perform any term or covenant of this Agreement, then The Regents may give written notice of such default (Notice of Default) to Licensee. If Licensee should fail to repair such default [CONFIDENTIAL TREATMENT REQUESTED]* of the date of such notice takes affect, The Regents shall have the right to terminate this Agreement and the licenses herein by a second written notice (Notice of Termination) to Licensee. If a Notice of Termination is sent to Licensee, this Agreement shall automatically terminate on the date such notice takes effect. Such termination shall not relieve Licensee of its obligation to pay any royalty or license fees owing at the time of such termination and shall not impair any accrued right of The Regents. These notices shall be subject to Article 18 (NOTICES).

                           9. TERMINATION BY LICENSEE

         9.1 Licensee shall have the right at any time to terminate this Agreement in whole or as to any portion of Regents' Patent Rights by giving notice in writing to The Regents. Such Notice of Termination shall be subject to
Article 18 (NOTICES) and termination of this Agreement shall be effective [CONFIDENTIAL TREATMENT REQUESTED]* from the effective date of such notice.

         9.2 Any termination pursuant to the above paragraph shall not relieve Licensee of any obligation or liability accrued hereunder prior to such termination or rescind anything done by licensee or any payments made to The Regents hereunder prior to the time such termination becomes effective, and such termination shall not affect in any manner any rights of The Regents arising under this Agreement prior to such termination.

                             10. DISPUTE RESOLUTION

         At the written request of either party, any controversy or claim arising out of or relating to this Agreement, excluding Article 12 (Use of Names and Trademarks), Article 13 (Limited Warranty), Article 16 (Patent Infringement), and Article 17 (Indemnification), shall be settled by binding arbitration, the hearing of which will be commenced [CONFIDENTIAL TREATMENT REQUESTED]* of the written request in accordance with the then-current Patent Arbitration Rules of the American Arbitration Association. The parties shall use a [CONFIDENTIAL TREATMENT REQUESTED]* , mutually acceptable arbitrator in any arbitration contemplated under this Section. Arbitration arising out of this amended Agreement shall take place in the state in which [CONFIDENTIAL TREATMENT REQUESTED]* in any such arbitration has its principal place of business.


                                       13


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

           11. DISPOSITION OF PATENT PRODUCTS ON HAND UPON TERMINATION

         11.1 Upon termination of this Agreement, Licensee shall have the privilege of disposing of all previously made or partially made Patent Products, but no more, within a period of [CONFIDENTIAL TREATMENT REQUESTED]* , provided, however, that the sale of such Patent Products shall be subject to the terms of this Agreement including, but not limited to the payment of royalties on the Good Faith List Price of Patent Products at the rates and at the times provided herein and the rendering of reports in connection therewith.

                         12. USE OF NAMES AND TRADEMARKS

         12.1 Nothing contained in this Agreement shall be construed as conferring any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of either party hereto by the other (including contraction, abbreviation or simulation of any of the foregoing). Unless required by law, the use by Licensee of the name, "The Regents of the University of California" or the name of any campus of the University of California is expressly prohibited.

         12.2 It is understood that The Regents shall be free to release to the inventors and senior administrative officials employed by The Regents the terms and conditions of this Agreement upon their request. If such release is made, The Regents shall request that such terms and conditions not be disclosed to others. It is further understood that should a third party inquire whether a license to Regents' Patent Rights is available, The Regents may disclose the existence of this Agreement and the Extent of the grant in Article 2 to such third party, but shall not disclose the name of Licensee, except where The Regents is required to release such information under either the California Public Records Act or other applicable law.

                              13. LIMITED WARRANTY

         13.1 The Regents warrants to Licensee that it has the lawful right to grant this license.

         13.2 This license and the associated Regents' Patent Rights are provided WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WAY, EXPRESSED OR IMPLIED. THE REGENTS MAKE NO REPRESENTATION OR WARRANTY THAT THE PATENT PRODUCTS OR PATENT METHOD WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT.

         13.3 IN NO EVENT WILL THE REGENTS BE LIABLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING FROM EXERCISE OF THIS LICENSE OR THE USE OF THE REGENTS' PATENT RIGHTS, PATENT METHOD, OR PATENT PRODUCTS.


                                       14


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         13.4     Nothing in this Agreement shall be construed as:

                (13.4a) a warranty or representation by The Regents as to the validity, enforceability, or scope of any Regents' Patent Rights; or

                (13.4b) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents of third parties; or

                (13.4c) an obligation to bring or prosecute actions or suits against third parties for patent infringement except as provided in Article 17; or

                (13.4d) conferring by implication, estoppel or otherwise any license or rights under any patents of The Regents other than Regents' Patent Rights as defined herein, regardless of whether such patents are dominant or subordinate to Regent's Patent Rights; or

                (13.4e) an obligation to furnish any know-how not provided in Regents' Patent Rights.

         13.5 Except as provided in Section 2b of the Settlement Agreement, Licensee will provide to the University of California the equipment described in
Section 3.2 above without warranty of merchantability or fitness for a particular purpose or any other warranty, express or implied.

                     14. PATENT PROSECUTION AND MAINTENANCE

         14.1 The Regents shall diligently prosecute and maintain the United States and foreign patents comprising Regents' Patent Rights using counsel of its choice. The Regents shall promptly provide Licensee with copies of all relevant documentation so that Licensee may be currently and promptly informed and apprised of the continuing prosecution, and may comment upon such documentation sufficiently in advance of any initial deadline for filing a response, provided, however, that if Licensee has not commented upon such documentation prior to the initial deadline for filing a response with the relevant government patent office or The Regents must act to preserve Regent's Patent Rights, The Regents shall be free to respond appropriately without consideration of Licensee's comments, if any. Both parties hereto agree to keep this documentation in confidence in accordance with the provisions of Article 26 (CONFIDENTIALITY) herein. The Regents' counsel will take instructions only from The Regents.

         14.2 The Regents shall use all reasonable efforts to amend any patent application to include claims requested by Licensee and required to protect the Patent Products contemplated to be sold or Patent Method to be practiced under this Agreement.

         14.3 The Regents and Licensee shall cooperate in applying for an extension of the term of any patent included within Regents' Patent Rights, if appropriate, under the Drug Price


                                       15


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Competition and Patent Term Restoration Act of 1984. Licensee shall prepare all such documents, and The Regents agrees to execute such documents and to take such additional action as Licensee may reasonably request in connection therewith.

         14.4 The Regents shall, at the request of Licensee, file, prosecute, and maintain patent applications and patents covered by Regents' Patent Rights in foreign countries if available. Licensee must notify The Regents [CONFIDENTIAL TREATMENT REQUESTED]* of the filing of the corresponding United States application of its decision to request The Regents to file foreign counterpart patent applications. This notice concerning foreign filing shall be in writing and must identify the countries desired. The absence of such a notice from Licensee to The Regents [CONFIDENTIAL TREATMENT REQUESTED]* shall be considered an election by Licensee not to request The Regents to secure foreign patent rights on behalf of Licensee. The Regents shall have the right to file patent applications at its own expense in any country Licensee has not included in its list of desired countries, and such applications and resultant patents, if any, shall not be included in the licenses granted under this Agreement.

         14.5 All past, present and future costs of preparing, filing, prosecuting and maintaining all United States and foreign patent applications and all costs and fees relating to the preparation and filing of patents covered by Regents' Patent Rights in Paragraph 1.1 shall be borne by Licensee. This includes patent preparation and prosecution costs for this Invention incurred by The Regents prior to the execution of this Agreement; such costs will be due upon execution of this Agreement and shall be payable at the time that the License Issue Fee is payable. The costs of all interferences and oppositions shall be considered prosecution expenses and also shall be borne by Licensee. Licensee shall reimburse The Regents for all assessed costs and charges [CONFIDENTIAL TREATMENT REQUESTED]* following receipt of a proper itemized invoice from The Regents for same. The costs and charges assessed to Licensee pursuant to this paragraph shall not [CONFIDENTIAL TREATMENT REQUESTED]* per patent application.

         14.6 Licensee's obligation to underwrite and to pay patent filing costs and related costs, prosecution and maintenance costs shall continue until three
(3) months after receipt by either party of a Notice of Termination. But Licensee may with respect to any particular patent application or patent terminate its obligations with the patent application or patent in any or all designated countries upon three (3) months written notice to The Regents. The Regents will use its best efforts to curtail the associated patent costs after such a notice is received from Licensee. The Regents may continue prosecution and/or maintenance of such application(s) or patent(s) at its sole discretion and expense, provided, however, that Licensee shall have no further right or licenses thereunder.

         14.7 Licensee shall have a continuing responsibility to keep The Regents informed of its large/small entity status (as defined by the United States Patent and Trademark Office).


                                       16


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                               15. PATENT MARKING

         15.1 Licensee shall mark all Patent Products made, used or sold under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws.

                             16. PATENT INFRINGEMENT

         16.1 In the event that Licensee shall learn of the substantial infringement of any patent licensed under this Agreement, Licensee shall call The Regents' attention thereto in writing and shall provide The Regents with reasonable evidence of such infringement. Both parties to this Agreement agree that during the period and in a jurisdiction where Licensee has exclusive rights under this Agreement, neither will notify a third party of the infringement of any of Regents' Patent Rights without first obtaining consent of the other party, which consent shall not be unreasonably denied. Both parties shall use their best efforts in cooperation with each other to terminate such infringement without litigation.

         16.2 Licensee may request that The Regents take legal action against the infringement of Regents' Patent Rights. Such request shall be made in writing and shall include reasonable evidence of such infringement and damages to Licensee. If the infringing activity has not been abated [CONFIDENTIAL TREATMENT REQUESTED]* following the effective date of such request, The Regents shall have the right to elect to:

                (16.2a)    commence suit on its own account; or

                (16.2b)    refuse to participate in such suit,

and The Regents shall give notice of its election in writing to Licensee by the end of the [CONFIDENTIAL TREATMENT REQUESTED]* after receiving notice of such request from Licensee. Licensee may thereafter bring suit for patent infringement if and only if The Regents elects not to commence suit and if the infringement occurred during the period and in a jurisdiction where Licensee had exclusive rights under this Agreement. However, in the event Licensee elects to bring suit in accordance with this paragraph, The Regents may thereafter join such suit at its own expense. In the event The Regents elects to join such suit, The Regents shall pay [CONFIDENTIAL TREATMENT REQUESTED]* of the past costs incurred by Licensee in conjunction with the infringement suit.

         16.3 Such legal action as is decided upon shall be at the expense of the party on account of whom suit is brought and all recoveries recovered thereby shall belong to such party, provided, however, that legal action brought jointly by The Regents and Licensee and fully participated in by both shall be at the joint expense of the parties and all recoveries shall be allocated in the following order: i) to each party reimbursement in equal amounts of costs and fees of outside attorneys and other related expenses to the extent each party incurred for such costs, fees, and expenses until all such costs, fees, and expenses are consumed for each party;


                                       17


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

and (ii) any remaining amount shared jointly by them in proportion to the share of expense paid by each party.

         16.4 Each party agrees to cooperate with the other in litigation proceedings instituted hereunder but at the expense of the party on account of whom suit is brought. Such litigation shall be controlled by the party bringing the suit, except that The Regents may be represented by counsel of its choice in any suit brought by Licensee.

                               17. INDEMNIFICATION

         17.1 Licensee agrees to indemnify, hold harmless and defend The Regents, its officers, employees, and agents; the sponsors of the research that led to the Regents' Patent Rights; the inventors of any invention covered by patents or patent applications in Regents' Patent Rights (including the Patent Products and Patent Method contemplated thereunder), and their employers against any and all claims, suits, losses, damage, costs, fees, and expenses resulting from or arising out of exercise of this license. This indemnification will include, but will not be limited to, any product liability. Nothing in this paragraph 17.1 or in this Agreement is intended to impose any duty for Licensee to indemnify, hold harmless or defend New Star, its officers, employees, and agents for any matter related to this Agreement.

         17.2 Licensee, at its sole cost and expense, shall insure its activities in connection with the work under this Agreement and obtain, keep in force and maintain insurance as follows: (or an equivalent program of self insurance)

         Comprehensive or Commercial Form General Liability Insurance (contractual liability included) with limits as follows:

                  (a)      Each Occurrence .....................................
                           [CONFIDENTIAL TREATMENT REQUESTED]*
                  (b)      Products/Completed Operations Aggregate .............
                           [CONFIDENTIAL TREATMENT REQUESTED]*
                  (c)      Personal and Advertising Injury .....................
                           [CONFIDENTIAL TREATMENT REQUESTED]*
                  (d)      General Aggregate (commercial form only) ............
                           [CONFIDENTIAL TREATMENT REQUESTED]*

         It should be expressly understood, however, that the coverages and limits referred to under the above shall not in any way limit the liability of Licensee. Licensee shall furnish The Regents with certificates of insurance evidencing compliance with all requirements. Such certificates shall:

                  (a) Provide for thirty (30) day advance written notice to The Regents of any modification.


                                       18


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                  (b) Indicate that The Regents has been endorsed as an additional Insured under the coverages referred to under the above.

                  (c) Include a provision that the coverages will be primary and will not participate with nor will be excess over any valid and collectable insurance or program of self-insurance carried or maintained by The Regents.

         17.3 The Regents shall promptly notify Licensee in writing of any claim or suit brought against The Regents in respect of which The Regents intends to invoke the provisions of this Article 17 (INDEMNIFICATION). Licensee will keep The Regents informed on a current basis of its defense of any claims pursuant to this Article 17 (INDEMNIFICATION).

                                   18. NOTICES

         18.1 Any notice or payment required to be given to either party shall be deemed to have been property given and to be effective (a) on the date of delivery if delivered in person or (b) five (5) days after mailing if mailed by first-class certified mail, postage paid, to the respective addresses given below, or to such other address as it shall designate by written notice given to the other party.

                  In the case of Licensee:      Candela Corporation
                                                530 Boston Post Road
                                                Wayland, MA 01778-1886
                                                Attention: Mr. Gerard E. Puorro

                  with a copy to:               Testa, Hurwitz & Thibeault, LLP
                                                High Street Tower
                                                125 High Street
                                                Boston, MA 02110
                                                Attention: Joseph A. Capraro,
                                                Jr., Esq.

                  In the case of The Regents:   THE REGENTS OF THE UNIVERSITY OF
                                                CALIFORNIA
                                                1111 Franklin Street
                                                Fifth Floor
                                                Oakland, California 94607-5200
                                                Attention:  Executive Director
                                                Office of Technology Transfer
                                                Referring to: U.C. Case No.
                                                93-364-1


                                       19


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                19. ASSIGNABILITY

         19.1 This Agreement is binding upon and shall inure to the benefit of The Regents, its successors and assigns, but shall be personal to Licensee and assignable by Licensee only with the written consent of The Regents, which consent shall not be unreasonably withheld.

                                20. LATE PAYMENTS

         20.1 In the event royalty payments or fees or patent prosecution costs are not received by The Regents when due, Licensee shall pay to The Regents interest charges at a rate of [CONFIDENTIAL TREATMENT REQUESTED]* simple interest per annum. Such interest shall be calculated from the date payment was due until actually received by The Regents. Acceptance by The Regents of any late payment interest from Licensee under this Paragraph 20.1 shall in no way affect the provision of Article 21 (WAIVER) herein. In the event that The Regents fails to remit Further Licensing royalty payments to the Licensee when due, The Regents shall pay to the Licensee interest charges at a rate of [CONFIDENTIAL TREATMENT REQUESTED]* simple interest per annum. Such interest shall be calculated from the date payment was due until actually received by the Licensee. Acceptance by the Licensee of any late payment interest from The Regents under this Section shall in no way affect the provision of Article 21 (WAIVER) herein.


                                       20


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   21. WAIVER

         21.1 It is agreed that no waiver by either party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

                             22. FAILURE TO PERFORM

         22.1 In the event of a failure of performance due under the terms of this Agreement and if it becomes necessary for either party to undertake legal action against the other on account thereof, then the prevailing party shall be entitled to reasonable attorney's fees in addition to costs and necessary disbursements.

                 23. FOREIGN GOVERNMENT APPROVAL OR REGISTRATION

         23.1 If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, Licensee shall assume all legal obligations to do so and the costs in connection therewith will be assumed by Licensee.

                             24. EXPORT CONTROL LAWS

         24.1 Licensee shall observe all applicable United States and foreign laws with respect to the transfer of Patent Products and related technical data to foreign countries, including, without limitation, the International Traffic in Arms Regulations (ITAR) and the Export Administration Regulations.

                                25. FORCE MAJEURE

         25.1 The parties to this Agreement shall be excused from any performance required hereunder if such performance is rendered impossible or unfeasible due to any acts of God, catastrophes or other major events beyond their reasonable control, including, without limitation, war, riot, and insurrection laws, proclamations, edicts, ordinances or regulations; strikes, lock-outs or other serious labor disputes; and floods, fires, explosions, or other natural disasters. When such events have abated, the parties' respective obligations hereunder shall resume.

                               26. CONFIDENTIALITY

         26.1 Licensee and The Regents respectively shall treat and maintain the other party's proprietary business, patent prosecution, software, engineering drawings, process and technical information, and other proprietary information (hereinafter referred to as "Proprietary Information") in confidence using at least the same degree of care as that party uses to protect its own proprietary information of alike nature for a period from the date of disclosure until five
(5) years after the date of termination of this Agreement, provided that all Proprietary Information shall be labeled or marked confidential or as otherwise similarly appropriate by the disclosing


                                       21


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

party, or if the Proprietary Information is orally disclosed, it shall be reduced to writing or some other physically tangible form, marked and labeled as set forth above by the disclosing party and delivered to the receiving party within thirty (30) days of the oral disclosure as a record of the disclosure and the confidential nature thereof. Notwithstanding the foregoing, Licensee and The Regents may use and disclose Proprietary Information to its employees, agents, consultants, contractors, and sublicensees, or as is deemed necessary by Licensee or The Regents to market and sell Patent Products, and for any purpose set forth or relating to this Agreement, provided that any such parties are bound by a like duty of confidentiality.

                  (26.la) Nothing contained herein shall in any way restrict or impair the right of Licensee or The Regents to use, disclose or otherwise deal with any Proprietary Information:

                           i) that recipient can demonstrate by written records was previously known to it; or

                           ii) that is now, or becomes in the future, public knowledge other than through acts or omissions of recipient; or

                           iii) that is lawfully obtained without restrictions
                                by recipient from sources independent of the disclosing party; or

                           iv)  that is required to be disclosed to a
                                governmental entity or agency in connection with seeking any governmental or regulatory approval, or pursuant to the lawful requirement or request of a governmental entity or agency; or

                           v) that is furnished to a third party by the recipient with similar confidentiality restrictions imposed on such third party, as evidenced in writing; or

                           vi) that The Regents is required to disclose pursuant to the California Public Records Act or other applicable law.

         26.2 Upon termination of this Agreement, Licensee and The Regents agree to destroy or return to the disclosing party proprietary information received from the other in its possession within fifteen (15) days following the effective date of termination. Licensee and The Regents agree to provide each other, within thirty (30) days following termination, with a -written notice that Proprietary Information has been returned or destroyed. Each party may, however, retain one copy of Proprietary Information for archival purposes in nonworking files.


                                       22


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                              26A. NONDISPARAGEMENT

         The Licensee and the Office of Technology Transfer and UCI's Office of Technology Alliances agree not to unreasonably portray the other party or the other party's products in a negative light and not to make any disparaging, false or misleading statement concerning the other party or the other party's products.

                                27. MISCELLANEOUS

         27.1 The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         27.2 This Agreement will not be binding upon the parties until it has been signed below on behalf of each party, in which event, it shall be effective as of the date recited on page one.

         27.3 No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed on behalf of each party.

         27.4 This Agreement embodies the entire understanding of the parties and shall supersede all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof. The Non-Disclosure Agreement specified in the Recitals in this Agreement is hereby terminated. The Letter of Intent specified in the Recitals in this Agreement is hereby terminated.

         27.5 In case any of the provisions contained in this Agreement shall be held to invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, but this Agreement shall be construed as if such invalid or illegal or unenforceable provisions had never been contained herein.

         27.6 The Regents hereby designates Associate Director of the Office of Technology Transfer Valentin Fikovsky, or another employee of the same or higher grade, as the individual responsible for conducting all further communications with the Licensee. The Licensee designates its President and Chief Executive Officer, Gerard E. Puorro, as the individual responsible for conducting all further communications with The Regents. Either party may designate additional employees to dispose of routine administrative matters arising under this Agreement.

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                                       23


* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         IN WITNESS WHEREOF, both The Regents and Licensee have executed this Agreement, in duplicate originals, by their respective officers hereunto duly authorized, on the day and year hereinafter written.

CANDELA CORPORATION:                                         THE REGENTS OF THE UNIVERSITY OF CALIFORNIA:


By: /s/ Gerard E. Puorro                                     By: /s/ Alan B. Bennett
   --------------------------------------------------           -----------------------------------------
Name: Gerard E. Puorro                                       Name: Alan B. Bennett
     ------------------------------------------------           -----------------------------------------
Title: CEO                                                   Title: Executive Director
      -----------------------------------------------           -----------------------------------------
Date: April 10, 2001                                         Date:   April 4, 2001
     ------------------------------------------------           -----------------------------------------




* [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.